EXHIBIT 10.14a

Execution Copy

     FIRST AMENDMENT dated as of December 21, 2004 (this “Amendment”) to the Senior Secured Credit Agreement dated as of May 6, 2004 (the “Credit Agreement”), among Metris Companies Inc., a Delaware corporation (the “Borrower”), the lenders signatory hereto (the “Required Lenders”), and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent” and “Collateral Agent”).

          WHEREAS, the Borrower, the Lenders (such term and other capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), the Administrative Agent and the Collateral Agent, are parties to the Credit Agreement providing for the extension of credit to Borrower in the form of term loans in the aggregate principal amount of $300,000,000;

          WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended, and the Administrative Agent, the Collateral Agent and the Required Lenders are willing to so amend the Credit Agreement, on the terms and conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendments to Credit Agreement.

          (a) Amendment to Section 6.01(f) of the Credit Agreement. Section 6.01(f) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          “(f) Available Liquidity Covenant. In the case of the Borrower, permit the Liquidity Amount at any time to be less than the product of (i) 1.08 and (ii) the principal balance of all Term Loans then outstanding.”

          (b) Amendment to Section 6.02(d) of the Credit Agreement. Section 6.02(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          “(d) unsecured Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount not exceeding $155,000,000 at any time;”

          (c) Amendment to Section 6.02(f) of the Credit Agreement. Section 6.02(f) of the Credit Agreement is hereby amended by deleting the following proviso:

          “(for the avoidance of doubt, the exception in this clause shall only be permitted so long as no Default has occurred or is continuing)”

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          (d) Amendment to Section 6.02(h) of the Credit Agreement. Section 6.02(h) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          “(h) unsecured Indebtedness of the Borrower and its Subsidiaries maturing on or after the date that is 91 days after the Maturity Date in an amount not to exceed $50,000,000; and”

          (e) Amendment to Section 6.02(i) of the Credit Agreement. Section 6.02(i) of the Credit Agreement is hereby amended by deleting the following proviso:

          “(for the avoidance of doubt, the exceptions in this clause shall only be permitted so long as no Default has occurred or is continuing)”

          (f) Amendment to Section 6.07(b)(iii) of the Credit Agreement. Section 6.07(b)(iii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          “(iii) payment of any Indebtedness permitted by Section 6.02(d) in accordance with its terms, including the payment of Senior Note Indebtedness at any time pursuant to the terms of the Senior Note Indenture; and”

     (g) Amendment to Section 6.10 of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended by adding a new clause at the end thereof to read as follows:

          “and further provided that, with respect to (b), the Senior Note Indenture dated July 13, 1999, as supplemented, applicable to the Borrower’s 10.125% Senior Notes issued thereunder and due in 2006, may be amended or waived to permit the optional redemption thereof at par prior to July 15, 2005.”

     2. No Other Amendments or Waivers. Except as hereby amended, no other term, condition or provision of the Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith.

     3. Construction. (a) This Amendment is a document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof.

          (b) Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Credit Agreement, as the case may be, as modified by this Amendment.

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     4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5. Representations and Warranties. After giving effect to this Amendment, Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

          (a) As of the date hereof, no Default or Event of Default has occurred and is continuing;

          (b) All representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date).

     6. Condition Precedent to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower, the Collateral Agent, the Administrative Agent and the Required Lenders.

     7. Governing Law. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 9.07 (Applicable Law) of the Credit Agreement, which terms and provisions are incorporated herein by reference.

     8. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

     9. *

     10. Direction. The Required Lenders hereby direct and instruct the Administrative Agent and Collateral Agent to execute this Amendment; provided, however, that such direction and instruction in no way expands, amends, modifies or changes any of the Administrative Agent’s or Collateral Agent’s rights under the Credit Agreement.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

          IN WITNESS WHEREOF, the Borrower, the Required Lenders, the Administrative Agent and the Collateral Agent have caused this First Amendment to the Credit Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

METRIS COMPANIES INC., as Borrower

By:	/s/ Scott R. Fjellman

Name:	Scott R. Fjellman

Title:	Senior Vice President & Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent for the Lenders

By:	/s/ Boris Treyger

Name:	Boris Treyger

Title:	Assistant Vice President

Institution:	Andover Capital Offshore Partners Ltd.

By:	/s/ David Glancy

Name:	David Glancy

Title:	Managing Partner of the Advisor

Institution:	Andover Capital Partners LP

By:	/s/ David Glancy

Name:	David Glancy

Title:	Managing Partner of the LP

Institution:	The Assets Management Committee of the Coca-Cola Company Master Retirement Trust

By: Fidelity Management Trust Company, as Investment Manager under power of attorney

By:	/s/ John P. O’Reilly Jr.

Name:	John P. O’Reilly Jr.

Title:	Executive Vice President

Institution:	AXP Income Opportunities Fund, a series of AXP Discovery Series, Inc.

By:	/s/ Lorraine R. Hart

Name:	Lorraine R. Hart

Title:	Assistant Vice President

AXP Discovery Series, Inc.

Institution:	AXP Variable Portfolio – High Yield Bond Fund, a series of AXP Variable Portfolio

By:	/s/ Lorraine R. Hart

Name:	Lorraine R. Hart

Title:	Assistant Vice President

AXP Variable Portfolio Income Series, Inc.

Institution:	AXP Variable Portfolio – Income Opportunities Fund, a series of AXP Variable Portfolio Income Series, Inc.

By:	/s/ Lorraine R. Hart

Name:	Lorraine R. Hart

Title:	Assistant Vice President

AXP Variable Portfolio Income Series, Inc.

Institution:	Bear Stearns Invest Product

By:	/s/ Jon Weiss

Name:	Jon Weiss

Title:	Author Signatory

Institution:	Calhoun CBO, Limited

By: American Express Asset Management Group, Inc., its authorized signatory

By:	/s/ John F. Everhart

Name:	John F. Everhart

Title:	Vice President and Portfolio Manager

Institution:	California Public Employees’ Retirement System

By: Highland Capital Management, L.P. As Authorized Representatives of the Board

By:	/s/ Todd Travers

Name:	Todd Travers

Title:	Senior Portfolio Manager

Highland Capital Management, L.P.

Institution:	Canpartners Investments IV, LLC

By:	/s/ Mitchell R. Julis

Name:	Mitchell R. Julis

Title:	Managing Partner

Institution:	Caspian Capital Partners, LP

By:	/s/ Charles Howe, II

Name:	Charles Howe, II

Title:	Treasurer

Institution:	Cedar CBO, Limited

By: American Express Asset Management Group, Inc., its authorized signatory

By:	/s/ John F. Everhart

Name:	John F. Everhart

Title:	Vice President and Portfolio Manager

Institution:	Cedarview Capital

By:	/s/ Burton Weinstein

Name:	Burton Weinstein

Title:	Managing Partner

Institution:	Centennial CBO, Limited

By: American Express Asset Management Group, Inc., its authorized signatory

By:	/s/ John F. Everhart

Name:	John F. Everhart

Title:	Vice President and Portfolio Manager

Institution:	Centurion CDO I, Limited

By: American Express Asset Management Group, Inc., its authorized signatory

By:	/s/ John F. Everhart

Name:	John F. Everhart

Title:	Vice President and Portfolio Manager

Institution:	Centurion CDO II, Ltd.

By: American Express Asset Management Group, Inc., as Collateral Manager

By:	/s/ Vincent P. Pham

Name:	Vincent P. Pham

Title:	Director-Operations

Institution:	Centurion CDO VI, Ltd.

By: American Express Asset Management Group, Inc., as Collateral Manager

By:	/s/ Vincent P. Pham

Name:	Vincent P. Pham

Title:	Director-Operations

Institution:	Continental Casualty Company

By:	/s/ Marilou R. McGirr

Name:	Marilou R. McGirr

Title:	Vice President and Assistant Treasurer

Institution:	Credit Opportunities Funding, Inc.

By:	/s/ Diana M. Himes

Name:	Diana M. Himes

Title:	Assistant Vice President

Institution:	Empyrean Investments LLC

By:	/s/ Anthony Hynes

Name:	Anthony Hynes

Title:	Authorized Signatory

Institution:	Fidelity Advisor Series II:
Fidelity Advisor Strategic Income Fund

By:	/s/ John H. Costello

Name:	John H. Costello

Title:	Assistant Treasurer

Institution:	Fidelity School Street Trust:
Fidelity Strategic Income Fund

By:	/s/ John H. Costello

Name:	John H. Costello

Title:	Assistant Treasurer

Institution:	Fidelity Summer Street Trust:
Fidelity Capital & Income Fund

By:	/s/ John H. Costello

Name:	John H. Costello

Title:	Assistant Treasurer

Institution:	Galaxy CLO 1999-1, Ltd.

By: AIG Global Investment Corp., as Collateral Manager

By:	/s/ Steven S. Oh

Name:	Steven S. Oh

Title:	Managing Director

Institution:	Galaxy CLO 2003-1, Ltd.

By: AIG Global Investment Corp., as Investment Advisor

By:	/s/ Steven S. Oh

Name:	Steven S. Oh

Title:	Managing Director

Institution:	Galaxy III CLO, Ltd.

By: AIG Global Investment Corp., as Investment Advisor

By:	/s/ Steven S. Oh

Name:	Steven S. Oh

Title:	Managing Director

Institution:	Goldman Sachs Credit Partners L.P.

By:	/s/ Stephen King

Name:	Stephen King

Title:	Authorized Signatory

Institution:	Goldman Sachs Special Situations Investing Group, Inc.

By:	/s/ Albert Dombrowski

Name:	Albert Dombrowski

Title:	Authorized Signatory

Institution:	Greywolf Loan Participation, LLC

By:	/s/ William Troy

Name:	William Troy

Title:	COO

Institution:	Goggshorm Portfolio Company X LLC

By:	/s/ Michael Martino

Name:	Michael Martino

Title:	Principal

Institution:	Hammerman Capital
Master Fund, LP

By:	/s/ Jason Hammerman

Name:	Jason Hammerman

Title:	Managing Member of its General Partner

Institution:	Hammerman Opportunity
Master Fund, LP

By:	/s/ Jason Hammerman

Name:	Jason Hammerman

Title:	Managing Member of its General Partner

Institution:	Highland Floating Rate Advantage Fund

By: Highland Capital Management, L.P., its
Investment Advisor

By:	/s/ Todd Travers

Name:	Todd Travers

Title:	Senior Portfolio Manager

Highland Capital Management, L.P.

Institution:	Highland Floating Rate Limited Liability Company

By: Highland Capital Management, L.P., its Investment Advisor

By:	/s/ Todd Travers

Name:	Todd Travers

Title:	Senior Portfolio Manager

Highland Capital Management, L.P.

Institution:	High Yield Portfolio, a series of Income Trust

By:	/s/ Lorraine R. Hart

Name:	Lorraine R. Hart

Title:	Assistant Vice President

Income Trust

Institution:	Illinois Municipal Retirement Fund Master Trust

By: Fidelity Management Trust Company, as Investment Manager under power of attorney

By:	/s/ John P. O’Reilly Jr.

Name:	John P. O’Reilly Jr.

Title:	Executive Vice President

Institution:	Isles CBO, Limited

By: American Express Asset Management Group, Inc., its authorized signatory

By:	/s/ John F. Everhart

Name:	John F. Everhart

Title:	Vice President and Portfolio Manager

Institution:	Marinier LDC

By: Riva Ridge Capital Management LP, as Investment Manager

By:	/s/ Stephen Golden

Name:	Stephen Golden

Title:	Authorized Signatory

Institution:	Mason Capital

By:	/s/ Michael Martino

Name:	Michael Martino

Title:	Principal

Institution:	Mason Capital, LTD

By:	/s/ Michael Martino

Name:	Michael Martino

Title:	Principal

Institution:	Metropolitan West High Yield Bond Fund

By:	/s/ Lara Mulpagano

Name:	Lara Mulpagano

Title:	Chief Operating Officer

Institution:	Metropolitan West Strategic Income Fund

By:	/s/ Lara Mulpagano

Name:	Lara Mulpagano

Title:	Chief Operating Officer

Institution:	Quadrangle Master Funding LTD

By:	/s/ Quadrangle Master Funding LTD

Name:

Title:	Managing Principal

Institution:	Redwood Master Fund, Ltd.

By:	/s/ Jonathan Kolatch

Name:	Jonathan Kolatch

Title:	Director

Institution:	SEI Institutional Managed Trust High Yield Bond Fund

By:	/s/ Lara Mulpagano

Name:	Lara Mulpagano

Title:	Chief Operating Officer

Institution:	Shepherd Investments International, Ltd.

By:	/s/ Michael A. Roth

Name:	Michael A. Roth

Title:	Managing Member of Stark Offshore
Management, LLC, Investment Manager

Institution:	Stark Trading

By:	/s/ Michael A. Roth

Name:	Michael A. Roth

Title:	Managing Member of Stark Onshore Management, LLC, General Partner

Institution:	SunAmerica Life Insurance Company

By: AIG Global Investment Corp. as Investment Advisor

By:	/s/ Steven S. Oh

Name:	Steven S. Oh

Title:	Managing Director

Institution:	Sunrise Partner Limited Partnership

By:	/s/ Michael J. Bemar

Name:	Michael J. Bemar

Title:	Vice President,
Dawn General Partner Corp.
General Partner

Institution:	Taconic Capital Partners LP

By:	/s/ Jon Jachman

Name:	Jon Jachman

Title:	Principal

Institution:	TCW Bass Lake Partners, L.P.

By:	/s/ Melissa V. Weiler

Name:	Melissa V. Weiler

Title:	Managing Director

Institution:	TCW High Income Parnters II LTD

By:	/s/ Michael Parks

Name:	Michael Parks

Title:	Managing Director

Institution:	Thracia, LLC

By:	/s/ Frank Argenziano

Name:	Frank Argenziano

Title:	CFO

Institution:	Variable Insurance Products Fund IV: VIP Strategic Income Portfolio

By:	/s/ John H. Costello

Name:	John H. Costello

Title:	Assistant Treasurer

Institution:	Watershed Capital Institutional Partners,

L.P.

By: WS Partners, L.L.C. Its General Partner

By:	/s/ Meridee Moore

Name:	Meridee Moore

Title:	Senior Managing Member

Institution:	Watershed Capital Partners, L.P.

By: WS Partners, L.L.C. Its General Partner

By:	/s/ Meridee Moore

Name:	Meridee Moore

Title:	Senior Managing Member

Institution:	Watershed Capital Partners (Offshore), Ltd.

By: Watershed Asset Management L.L.C. Its Investment Manager

By:	/s/ Meridee Moore

Name:	Meridee Moore

Title:	Senior Managing Member

*	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.